UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 4, 2014
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 4, 2014, Sun Communities, Inc. (the “Company”), through its operating subsidiary Sun Communities Operating Limited Partnership ("SCOLP"), entered into seven separate contribution agreements (the “Contribution Agreements”) with a group of related selling entities (collectively, the “Selling Parties”) with respect to the planned acquisition by SCOLP of a portfolio of seven manufactured housing communities (collectively, the “Properties”), including associated manufactured homes and certain other personal property and intangibles. After closing, the Company will operate the Properties as six communities rather than seven. The Properties are located in the Orlando, Florida area, are comprised of approximately 3,150 manufactured housing sites (approximately 60% of which are in age-restricted communities) and are 96% occupied. In addition to the developed sites, there are approximately 380 potential expansion sites in the Properties. The Properties and Selling Parties are:

Property	Selling Parties
Deerwood I	Deerwood I Sponsor, LLC, Deerwood I Holding, LLC and Deerwood I Park, LLC
Deerwood II	Deerwood II Sponsor, LLC, Deerwood II Holding, LLC and Deerwood II Park, LLC
Hamptons	Hamptons Sponsor, LLC, Hamptons Holding, LLC and Hamptons Park, LLC
Palm Key Village	Palm Key Village Sponsor, LLC, Palm Key Village Holding, LLC and Palm Key Village Park, LLC
The Ridge	481 Associates and Route 27 Associates, Ltd.
Southport Springs	Southport Springs Sponsor, LLC, Southport Springs Holding, LLC and Southport Springs Park, LLC
Windmill Village	Windmill Village Sponsor, LLC, Windmill Village Holding, LLC and Windmill Village Park, LLC

Total consideration for the acquisition is approximately $257.6 million, including the assumption of approximately $157.5 million of debt. The balance of the consideration will be paid in a combination of up to approximately $31.8 million in cash, common OP units of SCOLP at an issuance price of $61 per unit (the “Common Units”) and newly-created Series C preferred OP units of SCOLP at an issuance price of $100 per unit (the “Series C Preferred Units”).  Of the consideration to be paid with OP units in SCOLP, 60% will be paid in Series C Preferred Units and 40% will be paid in Common Units.  Distributions will be paid on the Series C Preferred Units at a rate equal to 4.0% per year from the date of issuance until the second anniversary of the date of issuance, 4.5% per year during the following three years, and 5.0% per year thereafter. Subject to certain limited exceptions, at the holder's option, each Series C Preferred Unit will be exchangeable into 1.1111 shares of the Company's common stock. Holders of Series C Preferred Units will not have voting or consent rights.
The transaction is subject to the Company's satisfaction with its due diligence investigation and customary closing conditions, including consent of the existing lenders.  The transaction is expected to close in February 2015.
The foregoing description of the acquisition and the Contribution Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Contribution Agreements, copies of which are attached hereto as Exhibits 2.1 through 2.7, and the terms of which are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities
If the closing occurs, SCOLP will issue the Common Units and the Series C Preferred Units to the Selling Parties. The number of Common Units and Series C Preferred Units to be issued to the Selling Parties is subject to adjustment and will be determined as described in Item 1.01 above. All of the Common Units and the Series C Preferred Units will be issued as consideration for the Selling Parties’ sale of the Properties to SCOLP.

 The issuance by SCOLP of the Common Units and the Series C Preferred Units will be made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act, based upon certain representations, warranties and agreements the Selling Parties made in the Contribution Agreements, including that (i) the recipients of the Common Units and the Series C Preferred Units are “accredited investors” (as defined in Rule 501 of Regulation D promulgated under the Securities Act), and (ii) the recipients are acquiring the Common Units and the Series C Preferred Units for their own account and not with a view to distribution, and (iii) the Common Units and the Series C Preferred Units are “restricted securities” for purposes of the

Securities Act, and may not be resold unless they are registered under the Securities Act or their resale is exempt from registration under the Securities Act and applicable state securities laws.

The description of the conversion rights applicable to Series C Preferred Units set forth in Item 1.01 above is incorporated herein by reference. Each Common Unit issued by SCOLP will be exchangeable at any time (subject to certain limited exceptions) at the holder’s option for one share of the Company’s common stock.

Item 8.01	Other Events.
On December 4, 2014, the Company issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the execution of the Contribution Agreements.  The information contained in this Item 8.01 on Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1	Contribution Agreement (Deerwood I) dated December 4, 2014, by and among Deerwood I Sponsor, LLC, Deerwood I Holding, LLC, Deerwood I Park, LLC and Sun Communities Operating Limited Partnership*
2.2	Contribution Agreement (Deerwood II) dated December 4, 2014, by and among Deerwood II Sponsor, LLC, Deerwood II Holding, LLC, Deerwood II Park, LLC and Sun Communities Operating Limited Partnership*
2.3	Contribution Agreement (Hamptons) dated December 4, 2014, by and among Hamptons Sponsor, LLC, Hamptons Holding, LLC, Hamptons Park, LLC and Sun Communities Operating Limited Partnership*
2.4
Contribution Agreement (Palm Key Village) dated December 4, 2014, by and among Palm Key Village Sponsor, LLC, Palm Key Village Holding, LLC, Palm Key Village Park, LLC and Sun Communities Operating Limited Partnership*

2.5	Contribution Agreement dated December 4, 2014, by and among 481 Associates, Route 27 Associates, Ltd. and Sun Communities Operating Limited Partnership*
2.6
Contribution Agreement (Southport Springs) dated December 4, 2014, by and among Southport Springs Sponsor, LLC, Southport Springs Holding, LLC, Southport Springs Park, LLC and Sun Communities Operating Limited Partnership*

2.7
Contribution Agreement (Windmill Village) dated December 4, 2014, by and among Windmill Village Sponsor, LLC, Windmill Village Holding, LLC, Windmill Village Park, LLC and Sun Communities Operating Limited Partnership*

99.1	Press Release dated December 4, 2014
* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: December 10, 2014	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Contribution Agreement (Deerwood I) dated December 4, 2014, by and among Deerwood I Sponsor, LLC, Deerwood I Holding, LLC, Deerwood I Park, LLC and Sun Communities Operating Limited Partnership*
2.2	Contribution Agreement (Deerwood II) dated December 4, 2014, by and among Deerwood II Sponsor, LLC, Deerwood II Holding, LLC, Deerwood II Park, LLC and Sun Communities Operating Limited Partnership*
2.3	Contribution Agreement (Hamptons) dated December 4, 2014, by and among Hamptons Sponsor, LLC, Hamptons Holding, LLC, Hamptons Park, LLC and Sun Communities Operating Limited Partnership*
2.4
Contribution Agreement (Palm Key Village) dated December 4, 2014, by and among Palm Key Village Sponsor, LLC, Palm Key Village Holding, LLC, Palm Key Village Park, LLC and Sun Communities Operating Limited Partnership*

2.5	Contribution Agreement dated December 4, 2014, by and among 481 Associates, Route 27 Associates, Ltd. and Sun Communities Operating Limited Partnership*
2.6
Contribution Agreement (Southport Springs) dated December 4, 2014, by and among Southport Springs Sponsor, LLC, Southport Springs Holding, LLC, Southport Springs Park, LLC and Sun Communities Operating Limited Partnership*

2.7
Contribution Agreement (Windmill Village) dated December 4, 2014, by and among Windmill Village Sponsor, LLC, Windmill Village Holding, LLC, Windmill Village Park, LLC and Sun Communities Operating Limited Partnership*

99.1	Press Release dated December 4, 2014

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request by the Commission.